Intangible assets, net - Schedule of amortization expenses related to the intangible assets for future periods (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)
Finite-Lived Intangible Assets [Line Items]
2025	¥ 495
2026	495
2027	470
2028	464
2029 and after	1,628
intangible assets total	¥ 3,552	$ 487	¥ 3,425